UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 20, 2015

CERECOR INC.

(Exact Name of Registrant Specified in Charter)

Delaware	001-37590	45-0705648
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

400 E. Pratt Street
Suite 606
Baltimore, Maryland	21202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (410) 522-8707

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 20, 2015, Cerecor Inc. (the “Company”) closed its initial public offering of 4,000,000 units, each of which consists of one share of the Company’s common stock, par value $0.001 per share (“Common Stock”), one Class A warrant to purchase one additional share of Common Stock, and one Class B warrant to purchase one-half additional share of Common Stock, sold at a public offering price of $6.50 per unit (the “IPO”).  As part of the compensation paid to the underwriters in connection with the IPO, the Company sold to the underwriters, for $100 in the aggregate, unit purchase options (the “UPOs”) to purchase up to a total of 40,000 units (or 1% of the units sold in the IPO) exercisable at $7.48 per unit (or 115% of the public offering price per unit in the IPO), exercisable commencing on October 14, 2015. The units underlying the UPOs will be, immediately upon exercise, separated into the shares of Common Stock, underwriters’ class A warrants (the “Underwriters’ Class A Warrants”) and underwriters’ class B warrants (the “Underwriters’ Class B Warrants” and together with the Underwriters’ Class A Warrants, “the Underwriters’ Warrants”), underlying such units so that, upon exercise, the holder of a UPO will not receive actual units, but will instead receive the shares of Common Stock and the Underwriters’ Warrants, to the extent that any portion of the Underwriters’ Warrants have not otherwise expired, underlying such units. The exercise prices of the Underwriters’ Class A Warrants and the Underwriters’ Class B Warrants underlying the UPO shall be $5.23 and $4.49, respectively (or 115% of the exercise price of each respective class of warrants issued as a component of the units sold in the IPO). The UPOs may be exercised for cash or on a cashless basis, at the holder’s option, and expire on October 14, 2020; provided, that, following the expiration of the Underwriters’ Class B Warrants (on April 20, 2017), the UPOs will be exercisable only for shares of Common Stock and the Underwriters’ Class A Warrants at an exercise price of $7.475 per unit; provided further, that, following the expiration of the Underwriters’ Class A Warrants (on October 20, 2018), the UPOs will be exercisable only for shares of Common Stock at an exercise price of $7.47 per unit.

The UPOs, collectively, provide for (i) one demand registration of the shares of Common Stock included as a component of the UPOs and the shares of Common Stock issuable upon the exercise of the Underwriters’ Warrants included as a component of the UPOs, at our expense, (ii) one demand registration of the shares of Common Stock included as a component of the UPOs and the shares of Common Stock issuable upon the exercise of the Underwriters’ Warrants included as a component of the UPOs, at the holders’ expense, and (iii) unlimited “piggyback” registration rights with respect to the registration of the shares of Common Stock included as a component of the UPOs and the shares of Common Stock issuable upon the exercise of the Underwriters’ Warrants included as a component of the UPOs, at our expense, during the five year period commencing upon the effective date of the Company’s Registration Statement on Form S-1 (File No. 333-204905) in connection with the IPO.

The foregoing description is qualified in its entirety by reference to the UPOs, a form of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On October 20, 2015, the Company filed an amended and restated certificate of incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s IPO. The Company’s board of directors and stockholders previously approved the Amended and Restated Certificate to be filed in connection with, and to be effective upon, the closing of the IPO.

The Amended and Restated Certificate amends and restates in its entirety the Company’s certificate of incorporation, as amended, to, among other things: (i) authorize 200,000,000 shares of common stock; (ii) eliminate all references to the previously existing series of preferred stock; (iii) authorize 5,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series; (iv) prohibit stockholder action by written consent, thereby requiring all stockholder actions to be taken at a meeting of the Company’s stockholders; (v) provide that special meetings of stockholders may be called only by the chairman of the board of directors, the chief executive officer or the board of directors acting pursuant to a resolution adopted by a majority of the total number of authorized directors; and (vi) provides that the Company’s board of directors be divided into three classes with staggered three-year terms, with one class of directors to be elected at each annual meeting of the Company’s stockholders.

The foregoing description is qualified in its entirety by reference to the Amended and Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Restatement of Bylaws

Effective October 20, 2015, in connection with the closing of the IPO, the Company adopted amended and restated bylaws, which the Company’s board of directors and stockholders previously approved.

The amended and restated bylaws, among other things: (i) prohibit stockholder action by written consent, thereby requiring all stockholder actions to be taken at a meeting of the Company’s stockholders; (ii) provide that special meetings of stockholders may be called only by the chairman of the board of directors, the chief executive officer or the board of directors acting pursuant to a resolution adopted by a majority vote of the Whole Board; (iii) provide notice requirements for meetings of stockholders; (iv) establish advance notice requirements for nominations for election to the board of directors or for proposing matters that can be acted upon at stockholder meetings; (v) set forth the rights, powers and manner of acting of the board of directors and officers of the Company; (vi) provide for the creation of committees of the board of directors; (vii) provide for the indemnification of directors and officers, and allow the indemnification of employees and agents, to the fullest extent permitted by law; and (vii) permit the procurement of insurance for any officer, director, employee, or other agent for any liability arising out of his or her actions in connection with their services to the Company, regardless of whether the Company’s bylaws permit such indemnification.  The “Whole Board” is defined in the restated bylaws as the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

The foregoing description is qualified in its entirety by reference to the Company’s bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)                              Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Cerecor Inc., effective as of October 20, 2015

3.2	Amended and Restated Bylaws of Cerecor Inc., effective as of October 20, 2015

4.1	Form of Unit Purchase Option of Cerecor Inc. issued to the Underwriters

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERECOR INC.

	By:	/s/ Blake M. Paterson
Blake M. Paterson
President and Chief Executive Officer

Dated: October 20, 2015

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Cerecor Inc., effective as of October 20, 2015

3.2	Amended and Restated Bylaws of Cerecor Inc., effective as of October 20, 2015

4.1	Form of Unit Purchase Option of Cerecor Inc. issued to the Underwriters